Virtus Seix Limited Duration Fund,

a series of Virtus Asset Trust

Supplement dated July 18, 2017 to the Summary Prospectus and the Virtus Asset Trust

Statutory Prospectus dated June 23, 2017, as supplemented

Important Notice to Investors

In the section “Performance Information” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus, the bar chart showing annual performance is hereby revised to show 2016 calendar year return as 0.74%.

Additionally, the table showing Average Annual Total Returns is hereby replaced in its entirety with the following:

	1 Year	5 Years	10 Years
Class I
Return Before Taxes	0.74%	0.48%	1.05%
Return After Taxes on Distributions	0.51%	0.35%	0.62%
Return After Taxes on Distributions and Sale of Fund Shares	0.42%	0.31%	0.65%
Bank of America Merrill Lynch U.S. Treasury Bill 3 Month Index (reflects no deduction for fees, expenses or taxes)	0.33%	0.12%	0.80%

Investors should retain this supplement with the

Prospectuses for future reference.

VAT 8622/ LtdDurPerf (7/2017)